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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-87694, 33-87696, 333-59917, 333-59925, 333-68915
and 333-68919) of Orleans Homebuilders, Inc. of our report dated September 5, 2003 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
Philadelphia, PA
September 18, 2003